UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

SXC HEALTH SOLUTIONS CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	000-52073	75-2578509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 Warrenville Road, Suite 610 Lisle, Illinois	60532-3642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 282-3232

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On May 11, 2011, at an annual and special meeting of shareholders (the “2011 Annual Meeting”) of SXC Health Solutions Corp. (the “Company”), the Company’s shareholders approved an amendment (the "Amendment") to the SXC Health Solutions Corp. Long Term Incentive Plan (the "LTIP") to increase by 1,800,000 the number of common shares available for issuance under the LTIP. This description of the Amendment to the LTIP is qualified in its entirety by reference to the SXC Health Solutions Corp. Amended and Restated Long Term Incentive Plan, amended and restated to reflect the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting held on May 11, 2011, Terrence C. Burke, William J. Davis, Philip R. Reddon, Mark A. Thierer, Steven Cosler, Curtis Thorne and Anthony Masso were elected to serve as directors of the Company until the close of the next annual meeting or until their successors are elected or appointed. Additionally, the shareholders ratified and approved an amendment to the Bylaws to increase the quorum requirement for shareholder meetings to 33 1/3% of the Company's outstanding common shares, ratified and approved an amendment to the LTIP and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. Along with these matters, non-binding advisory votes were held on executive compensation and the frequency with which a non-binding advisory vote on executive compensation should be held. The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers and approved, on an advisory basis, the holding of an advisory vote every year on compensation of the Company's named executive officers. In light of the voting results, the Company has decided to include the advisory shareholder vote on executive compensation in its proxy materials on an annual basis until the next required advisory vote on the frequency of the shareholder vote on executive compensation.

Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders of the Company.

1. Election of directors to terms expiring at the 2012 Annual and Special Meeting of Shareholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark Thierer	49,919,465	1,853,423	2,108,065
Steven D. Cosler	50,724,299	1,048,589	2,108,065
Terrence C. Burke	50,119,470	1,653,418	2,108,065
William J. Davis	51,617,115	155,773	2,108,065
Philip R. Reddon	51,616,349	156,539	2,108,065
Curtis J. Thorne	51,617,265	155,623	2,108,065
Anthony R. Masso	50,790,192	982,696	2,108,065

2. Approve amendment to the Company's Amended and Restated Bylaws to increase the quorum requirement for shareholder meetings:

Votes For	Votes Against	Broker Non-Votes
53,417,634	463,319	—

3. Approve amendment to the SXC Health Solutions Long-Term Incentive Plan to increase the maximum number of shares available under the plan by 1,800,000:

Votes For	Votes Against	Broker Non-Votes
40,354,229	11,418,659	2,108,065

4. Hold an advisory vote on executive compensation:

Votes For	Votes Against	Abstain	Broker Non-Votes
50,586,710	1,145,776	40,402	2,108,065

5. Recommend the frequency of non-binding executive compensation votes:

1 Year	2 Years	3 Years	Abstain
39,095,233	484,600	12,182,996	10,059

6. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011:

Votes For	Votes Withheld	Broker Non-Votes
53,812,857	68,096	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 SXC Health Solutions Corp. Amended and Restated Long Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SXC Health Solutions Corp.
May 17, 2011	By:	/s/ Jeff Park
Jeffrey Park
Chief Financial Officer (on behalf of the registrant and as Chief Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
10.1	SXC Health Solutions Corp. Amended and Restated Long Term Incentive Plan

5